UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 10, 2018

Date of Report

(Date of earliest event reported)

FUTURE HEALTHCARE OF AMERICA

(Exact name of registrant as specified in its charter)

WYOMING	000-54917	45-5547692
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

Jachthavenweg 124

1081 KJ Amsterdam

The Netherlands

(Address of principal executive offices)

011-31-68-333-1940

Registrant's telephone number

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Changes in Registrant's Certifying Accountant

On December 10, 2018, Future Healthcare of America, a Wyoming corporation (the “Company”), notified Sadler, Gibb & Associates, L.L.C. (“SGA”) that the Company had dismissed SGA as its independent certifying accountant.  The dismissal of SGA was approved by the Board of Directors of the Company (the “Board”).

Pursuant to applicable rules, the Company makes the following additional disclosures:

SGA did not review any audited financial statements of the Company.  During the Company’s period of engagement of SGA from July 16, 2018, through December 10, 2018, there were no disagreements with SGA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to SGA’s satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years.  During the Company’s period of engagement of SGA from July 16, 2018, through December 10, 2018, there were no events of the type described in Item 304(a)(1)(v) of Regulation S-K.

On December 10, 2018, the Company engaged Malone Bailey LLP (“Malone”), located at 9801 Westheimer Rd, Houston, TX 77042, as its new independent registered public accounting firm. The engagement of Malone was approved by the Board.

During the fiscal years ended December 31, 2017 and 2016 and through December 10, 2018, the Company did not consult with Malone with respect to any matter whatsoever including without limitation with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided SGA with a copy of the foregoing disclosure and requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein.  A copy of such letter, dated December 10, 2018, is filed as Exhibit 16.1 to this Report.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits. The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

16.1

Letter from Sadler, Gibb & Associates, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTURE HEALTHCARE OF AMERICA

By:	/S/ Ellen Berkers
Name: Ellen Berkers
Title: Chief Executive Officer

Dated:  December 11, 2018